UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 1998


             ------------------------------------------------------

                              TERA COMPUTER COMPANY
             (Exact name of registrant as specified in its charter)

             ------------------------------------------------------


         Washington                      0-26820                93-0962605
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)

                            2815 Eastlake Avenue East
                                Seattle, WA 98102
                    (Address of principal executive offices)



Registrant's telephone number, including area code:              (206) 325-0800
Registrant's facsimile number, including area code:              (206) 323-1318

                                      None
          (Former name or former address, if changed since last report)


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
Item 5.  Other Events
---------------------

The following Capitalization Table is to be incorporated by reference into two Registration Statements on Form S-3, Registration Nos. 333-44137 and 333-60167.


                                 CAPITALIZATION

The following table sets forth the capitalization of the Company as of September 30, 1998:

                                                               September 30,
                                                               -------------
                                                                  1998 (1)
                                                                  ----

Long-term portion of capital leases                            $   610,999

Shareholders' equity:                                            8,784,990
     Preferred Stock, $.01 par value: 5,000,000 shares
       authorized; issued and outstanding, 3,282 shares of
       Series A Convertible and 6,000 shares of Series B
       Convertible

     Common Stock, $.01 par value: 25,000,000 shares
       authorized; issued and outstanding, 13,185,775
       shares                                                   64,590,707

     Preferred Stock dividend distributable                        116,025

     Accumulated deficit                                       (58,789,109)
                                                               -----------

         Total shareholders' equity                            $14,702,613
                                                               -----------

               Total capitalization                            $15,313,612
                                                               ===========

--------------

(1) Does not include (i) 2,639,229 shares issuable upon exercise of outstanding stock options as of September 30, 1998 and (ii) 1,032,600 shares of Common
     Stock currently issuable upon exercise of certain privately placed warrants.

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TERA COMPUTER COMPANY



                                       By: /s/ KENNETH W. JOHNSON
                                           -------------------------------
                                           Kenneth W. Johnson
                                           Chief Financial Officer
November 18, 1998


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